UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 14, 2015

(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Woodloch Forest Drive, Suite 300

The Woodlands, Texas 77380

(Address of principal executive offices) (Zip Code)

(281) 298-4246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 14, 2015, Earthstone Energy, Inc. (“Earthstone”) posted to its website a company presentation (the “Presentation Materials”) that management intends to use from time to time about Earthstone’s operations and performance.  Earthstone may use the Presentation Materials, possibly with modifications, in presentations to current and potential investors, lenders, creditors, vendors, customers and others with an interest in Earthstone and its business.

The information contained in the Presentation Materials is summary information that should be considered in the context of Earthstone’s filings with the Securities and Exchange Commission and other public announcements that Earthstone may make by press release or otherwise from time to time.  The Presentation Materials speak as of the date of this Current Report on Form 8-K.  While Earthstone may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, Earthstone specifically disclaims any obligation to do so.  The Presentation Materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Some of the matters discussed in the Presentation Materials contain forward-looking statements that involve uncertainties and risks related to, intense competition in the oil and gas industry, Earthstone’s dependence on its management, volatile oil and gas prices, uncertainties associated with oil and gas reserve estimates, operating and capital costs and Earthstone’s need to replace production and acquire or develop additional oil and gas reserves, among other matters. Actual results could differ materially from those projected and Earthstone cautions readers not to place undue reliance on the forward-looking statements contained in, or made in connection with, the Presentation Materials.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, Earthstone makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Presentation Materials dated April 14, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: April 15, 2015	By:	/s/ Frank A. Lodzinski
	Name: Title:	Frank A. Lodzinski President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials dated April 14, 2015.